1 - TRANSACTION SUMMARY – STOCK PURCHASE AGREEMENT Dated as of November 1, 2011 BETWEEN BB&T CORPORATION AND BANKATLANTIC BANCORP, INC. Exhibit 99.2

SUMMARY PARAMETERS
Acquirer
BB&T Corporation (the “Purchaser”)
Transaction
Structure
The purchase price will reflect a deposit premium (the “Premium) (estimated based on September 30, 2011 balances to be
$300.9 million) plus the net asset value of BankAtlantic as calculated pursuant to the agreement as of the time of closing.
The estimated Premium represents 9.05% of total deposits and 10.32% of non-CD deposits of BankAtlantic at
September 30, 2011.
To the extent that the amount of non-CD deposits increases or decreases between September 30, 2011 and closing, the amount of Premium would increase or decrease, respectively, by 10.32% of the change, subject to a cap of $315.9 million.
Stock Purchase Agreement dated as of November 1, 2011 between BB&T Corporation and Company
100% of the stock of BankAtlantic, which is owned by the BankAtlantic Bancorp (“Company”), after distributing to the
Company certain assets (“Retained Assets”) which had a net book value at September 30, 2011 of approximately $623.6 million
Based on September 30, 2011 balances, includes $271.3 million in performing loans, $96.5 million in non-
accrual commercial loans paying as agreed, $218.7 million in other non-accrual loans, $83.4 million in other real estate owned, $3.6 million in other properties, $18.7 million in tax certificates, $81.9 million in loss reserves related to these assets
Also includes all rights to BankAtlantic judgments, previously written off assets and claims (in the aggregate face amount of approximately $450 million)
Post-distribution of the Retained Assets, BankAtlantic would have, based on September 30, 2011 balances, approximately $3.1 billion of assets and $3.4 billion of liabilities
Entity Acquired
True-up
Mechanism
If the difference is a positive number, it will be paid by BB&T to Bancorp
If the difference is a negative number, it will be paid by Bancorp to BB&T
Closing
Requirements
Prior to Closing, the Company will place funds in escrow to bring current its accrued deferred interest on its trust preferred securities. As of September 30, 2011, the outstanding accrued deferred interest amounted to $39.1 million.
Any difference between the net book value of the Retained Assets and the purchase price  at the time of closing will be paid in cash by either the Company or BB&T, as the case may be.

Acquired by BB&T
Assets:
All loans not included in Retained Assets
Cash (less any cash distributed to the Company in
connection with the transaction) and all investment securities
All physical assets
All intellectual property (excluding certain intellectual
property related to the tax certificate business)
Operations:
All deposits
All customer banking relationships
All employees
Other:
Other assets and liabilities not related to the Retained Assets
Retained Assets distributed to BankAtlantic Bancorp
Specifically Identified Retained Assets
¹
:
All performing loans graded Special Mention and related
loan loss reserves
All performing loans and tax certificates graded substandard and related loss reserves
All non-accrual loans and tax certificates and related loss
reserves
All Real Estate Owned and select other properties
Other Retained Assets:
Other assets and liabilities attributable to the specifically identified transferred assets
All loans, tax certificates and extensions of credit
previously written off
Any judgments and rights to future judgments related to
the transferred assets

SUMMARY TRANSACTION STRUCTURE
1.  Determined as of September 30, 2011

SUMMARY TRANSACTION STRUCTURE
BBX (Thrift
Holding
Company)
BankAtlantic
100%
TODAY
(Assuming September 30, 2011 Balances)
POST-TRANSACTION
(Assuming September 30, 2011 Balances)
BBX
(Unregulated
non-bank
holding co.)
100%
BBT
BankAtlantic
100%
$333 million of
TruPS
obligations
$333 million of
TruPS
obligations
Public
Retained
Assets LLC
$23 million of
loans, real estate
and cash
$23 million of
loans, real estate
and cash
-Loans & Tax Certificate
Portfolios (Criticized &
Non-Criticized)
-Deposits & Branches
-Customer Relationships
-Real Estate Owned
-Intellectual Property
-Specifically identified special
mention, substandard and
nonaccrual loans & tax
certificate portfolios
-Real Estate Owned and other
select properties
-Tax certificate intellectual
Property
-Rights to all past claims and
Judgments of charged off
assets
-All other loans & tax
certificate portfolios excluding
those transferred to Retained
Assets LLC
-Investments
-Deposits and branches
-Intellectual property, excluding
tax certificate software
-Physical assets
-Customer relationships
Retained Assets
with approximately
$623 million of net
book value

Transaction impact to the Company includes:
Increases net book value significantly
Expected to lessen regulatory burden
Permits the Company to pursue ongoing business opportunities including specialty finance, commercial lending, tax certificate investments and other investment and business activities
Deferred accrued interest obligation related to the trust preferred securities is paid in connection with the consummation of the transaction and the Company will have greater resources at the holding company level to satisfy future obligations under the trust preferred securities
Opportunity for recoveries from significant volume of BankAtlantic judgments and previously written off assets
SUMMARY IMPACT TO BANKATLANTIC BANCORP

RETAINED LOANS OVERVIEW
Summary of Specifically Identified Loans included in Retained
Assets (based on September 30, 2011 balances)
Paying Other Total Identified
Performing Non-accrual Non-accrual Retained
Loan Type Loans Loans Loans Reserves Loans, Net
Commercial & Commercial Real Estate $               219.7 $                    96.5 $               111.5 $             (67.8)
$               359.9
Consumer 13.0 - 14.2 (1.6)
25.6
Small Business 30.0 - 11.7 (1.7)
40.0
Residential 8.6 - 81.3 (5.9)
84.0
Total Loans $               271.3 $                    96.5 $               218.7 $             (77.0)
$               509.5
Note: See slides 2, 3 and 4 for additional information on other net retained assets and rights.

FORWARD LOOKING STATEMENT
This document contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. All opinions, forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements and include words or phrases such as “believes,” “will,” “expects,”
“anticipates,” “intends,” “estimates,” “our view,” “we see,” “would” and words and phrases of similar import.
The forward looking statements in this press release are also forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities
Exchange Act of 1934, as amended (the “Exchange Act”), and involve substantial risks and uncertainties. We can give no assurance that such expectations will prove to have been correct. Actual results could differ materially as a result of a variety of risks and uncertainties, many of which are outside of the control of management. These risks and uncertainties include the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as others including but not limited to, the following: that a transaction between BB&T and BankAtlantic Bancorp may not be completed on a timely basis, on anticipated terms, or at all; BankAtlantic Bancorp’s and/or BankAtlantic’s business or net asset values may be negatively affected by the pendency of the proposed transaction or otherwise; that regulatory approvals may not be received; that the transaction may not be as advantageous to BankAtlantic Bancorp as expected; and that
BankAtlantic Bancorp’s shareholders and holders of its trust preferred securities may not realize the anticipated benefits; and that BankAtlantic Bancorp’s future business plans may not be fully realized as anticipated, if at all;
and that the assets retained by BankAtlantic Bancorp may not be monetized at the values ascribed to them. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission, including the Company’s Annual
Report on Form 10-K for the year ended December 31, 2010, and the Quarterly Report on Form 10-Q for the
quarter ended June 30, 2011. The Company cautions that the foregoing factors are not exclusive.